UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2014

Jason Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36051	46- 2888322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 East Wisconsin Avenue, Suite 2100

Milwaukee, Wisconsin 53202

(Address of Principal executive offices, including Zip Code)

(414) 277-9445

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment on Form 8-K/A (the “Form 8-K/A”) to the Current Report on Form 8-K of Jason Industries, Inc. (the “Company”) dated July 7, 2014 (the “Original 8-K”) is being filed to amend and restate Item 4.01 thereof to identify the actual dates of the changes in the Company’s certifying accountant and to provide related disclosures.

No attempt has been made in this Form 8-K/A to modify or update any other disclosures presented in the Original 8-K. The capitalized terms used below but not defined have the meanings ascribed to them in the Original 8-K.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 30, 2014, Rothstein Kass, Quinpario’s independent accountant prior to the Business Combination, was dismissed as the Company’s independent accountant following consummation of the Business Combination. In connection with the closing of the Business Combination, the Company expects to engage PricewaterhouseCoopers, LLP (“PwC”) as the Company’s independent registered public accounting firm to audit the combined company’s financial statements. PwC served as the independent registered public accounting firm of Jason prior to the Business Combination, and in connection with the closing of the Business Combination the Company’s board of directors approved the change of accountants to PwC.

During the period from May 31, 2013 (inception) to December 31, 2013, and in connection with the audit of the Company’s financial statements for the year ended December 31, 2013 and through the subsequent interim period ending June 30, 2014, there were no: (1) disagreements with Rothstein Kass on any matter of accounting principles or practices, financial statement disclosure or auditing scope procedure, which disagreements if not resolved to its satisfaction would have caused it to make reference to the subject matter of the disagreement in connection with its report, or (2) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The audit report of Rothstein Kass on the balance sheet as of December 31, 2013, and the related statements of operations, changes in stockholders’ equity and cash flows of Quinpario for the period from May 31, 2013 (inception) to December 31, 2013 did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of Rothstein Kass on the financial statements for the aforementioned period did contain an explanatory paragraph disclosing the uncertainty regarding the Company’s ability to continue as a going concern. A letter from Rothstein Kass is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.2	Letter from Rothstein Kass, dated July 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JASON INDUSTRIES, INC.

By:	/s/ Stephen L. Cripe
Name:	Stephen L. Cripe
Title:	Chief Financial Officer

Date: July 24, 2014

EXHIBIT INDEX

Exhibit No.	Description

16.2	Letter from Rothstein Kass, dated July 21, 2014.